UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

FISCALNOTE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39672	88-3772307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Pennsylvania Avenue NW 6th Floor
Washington, District of Columbia		20004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 793-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NOTE	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	NOTE.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2023, FiscalNote, Inc., a wholly owned subsidiary of FiscalNote Holdings, Inc. (the “Company”), entered into Amendment No. 1 ( “Amendment No. 1”) to its Second Amended and Restated Credit and Guaranty Agreement dated July 29, 2022 (the “Existing Credit Agreement,” as amended by Amendment No. 1, the “Credit Agreement”). Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.

Among other things, Amendment No. 1 provides for the extension of an incremental term loan by one of the lenders to the Borrowers in the principal amount of $6.0 million, to be made on or around March 31, 2023, on the same terms as the existing term loans (the “Incremental Facility”), and, in connection therewith, the Company has agreed to issue to the lender extending such incremental term loan a warrant to purchase the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”). The incremental borrowing provided by Amendment No. 1 represents retroactive funding of the cash portion of the consideration paid by the Company in connection with its acquisition of Dragonfly Eye Limited previously reported on its Current Report on Form 8-K filed on January 27, 2023, which we believe reflects the lenders’ continued support of the Company’s focused strategic acquisition program.

Amendment No. 1 was entered into by and among FiscalNote, Inc., as Borrower Representative, CQ-Roll Call, Inc., Capitol Advantage LLC, VoterVoice, L.L.C. and Sandhill Strategy LLC as Borrowers, the Company, FiscalNote Intermediate Holdco, Inc., FiscalNote Holdings II, Inc., Fireside 21, LLC, Factsquared, LLC, The Oxford Analytica International Group, LLC, Oxford Analytica Inc., FiscalNote Boards LLC, Predata, Inc., Curate Solutions, Inc., Forge.AI, Inc., and Frontier Strategy Group LLC, as Guarantors, Runway Growth Finance Corp., as administrative agent and collateral agent, and each lender party thereto.

Amendment No. 1 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the material terms of Amendment No. 1 are qualified in their entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

In connection with the funding of the Incremental Facility, the Company has agreed to issue the lender thereof a warrant, expiring July 15, 2027, to purchase up to 80,000 shares of Class A Common Stock at an exercise price of $0.01 per share (the “Warrant”). The Warrant will be issued pursuant to a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on the exemption provided by Regulation D promulgated under the Act. The form of Warrant is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the material terms of the Warrant are qualified in their entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Amendment No. 1 to Second Amended and Restated Credit and Guaranty Agreement by and among FiscalNote, Inc., CQ-Roll Call, Inc., Capitol Advantage LLC, VoterVoice, L.L.C. and Sandhill Strategy LLC as Borrowers, the Company, FiscalNote Intermediate Holdco, Inc., FiscalNote Holdings II, Inc., Fireside 21, LLC, Factsquared, LLC, The Oxford Analytica International Group, LLC, Oxford Analytica Inc., FiscalNote Boards LLC, Predata, Inc., Curate Solutions, Inc., Forge.AI, Inc., and Frontier Strategy Group LLC, as Guarantors, Runway Growth Finance Corp., as administrative agent and collateral agent, and each lender party thereto.

10.2	Form of Warrant.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCALNOTE HOLDINGS, INC.

By: /s/ Jon Slabaugh
Name: Jon Slabaugh
Title: Chief Financial Officer

Date: March 20, 2023